DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus California Intermediate Municipal Bond Fund for its fiscal year ended March 31, 1997. Your Fund produced a total return including bond price changes and interest income of 4.60%.*
THE ECONOMY
    Reacting to an economy which reflects strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year, when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices on virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
    Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
    Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
    Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
MARKET ENVIRONMENT
    After peaking during the summer of 1996, interest rates fell significantly during the fall. The economic growth that was evident during the year did not translate into anticipated higher inflation and enabled the market to rally. The municipal market has seen considerable volatility during the first quarter of 1997 and the recent Fed tightening once again moved rates to levels that were seen last July. Initially it was assumed that most of the Fed move had been priced into the municipal market, but the market continues to erode, looking toward the possibility of another tightening in May. The rate increase has most adversely affected the taxable market, and municipals have outperformed Treasuries during recent downturns. Over the past quarter, the municipal market has been able to absorb a significant supply calendar, amounting to approximately $37.0 billion. As the stock market's pace begins to slow, we believe that renewed attention may be directed to the municipal market by investors.
PORTFOLIO OVERVIEW
    One result of the current rising rate environment is the flattening of the yield curve. Rate changes in the intermediate sector have caused a compression in the middle of the curve, where the yield reduction between successive years has moved from 10 basis points to 5 basis points. For issues maturing in 2008 and beyond, the curve has maintained the normal spread relationship and currently remains the more attractive sector, affording the investor yields that are competitive with the long end of the market without extending and incurring too much added volatility. During the course of the year, the Fund has been weighted with higher coupon paper, reduced its position in discount bonds (bonds trading substantially below their face value) and shortened its duration. We anticipate that as rates rise, the market will provide us with opportunities to purchase discount paper at attractive levels; however we believe that we have not yet reached that point and would continue to maintain a more defensive stance. The California market has improved considerably over the past year and we continue to maintain a positive outlook for the state.
                          Very truly yours,

                      [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
April 17, 1997
New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        MARCH 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX

$14,204
Lehman Brothers
10-Year Municipal
Bond Index*
Dollars
$13,623
Dreyfus California
Intermediate Municipal
Bond Fund
*Source: Lehman Brothers
Average Annual Total Returns
         One Year Ended                          From Inception (4/20/92)
         March 31, 1997                             to March 31, 1997
      ____________________                       _______________________
             4.60%                                        6.45%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus California Intermediate Municipal Bond Fund on 4/20/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/92 is used as the beginning value on 4/20/92. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in California municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in California municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                     MARCH 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments_98.8%                                                                  Amount          Value
                                                                                                       _______        _______
California_97.8%
State of California, GO 6.20%, 9/1/2002.....................................                   $       500,000   $    535,355
California Department of Water Resources, Water Systems Revenue (Central
Valley Project)
  5.90%, 12/1/2005..........................................................                         1,175,000      1,254,935
California Health Facilities Financing Authority, Revenue:
  (Adventist Health System/West) 6.40%, 3/1/2002 (Insured; MBIA)............                           500,000        535,320
  (Downey Community College):
    5.10%, 5/15/2002........................................................                         2,500,000      2,485,400
    5.20%, 5/15/2003........................................................                         2,500,000      2,483,825
  (Marin General Hospital) 5.70%, 8/1/2003 (Insured; FSA)...................                         1,760,000      1,850,886
  Refunding (Saint Francis Memorial Hospital) 5.75%, 11/1/2003..............                         1,130,000      1,156,634
California Housing Finance Agency, Revenue:
  (Home Mortgage) 5.80%, 8/1/2003...........................................                         1,100,000      1,124,431
  (Multi-Unit Rental Housing) 6.50%, 8/1/2005...............................                           500,000        523,655
California Pollution Control Financing Authority, PCR (Laidlaw, Inc.)
  6.50%, 5/1/2002 (LOC; Bank of America) (a)................................                         1,500,000      1,531,155
California Public Works Board, LR:
  (Department of Corrections-Calipatria) 6.10%, 9/1/2003 (Insured; MBIA)....                         1,000,000      1,068,230
  Refunding (Department of Corrections-Imperial County) 5.125%, 9/1/2009....                         4,000,000      3,910,760
  (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)....................                         6,100,000      6,583,303
  (Various Community College Projects ) 6%, 12/1/2008 (Insured; AMBAC)......                         3,975,000      4,177,487
  (Various University of California Projects):
    5.90%, 12/1/2003 (Insured; AMBAC).......................................                         1,000,000      1,063,510
    5.10%, 6/1/2004.........................................................                         3,070,000      3,073,438
California Statewide Community Development Authority:
  COP, Revenue, Refunding (Huntington Memorial Hospital) 5.50%, 7/1/2010....                         4,000,000      3,925,920
  COP, Revenue (Insured Health Facilities-Unihealth) 5.15%, 10/1/2003.......                         2,000,000      2,037,580
  LR (Oakland Convention Centers Project) 6%, 10/1/2004 (Insured; AMBAC)....                         2,700,000      2,883,060
Central Coast Water Authority, Revenue (State Water Project, Regional
Facilities):
  6.15%, 10/1/2005 (Insured; AMBAC) (Prerefunded 10/1/2002) (b).............                         1,500,000      1,632,225
  5.15%, 10/1/2009 (Insured; AMBAC).........................................                         6,300,000      6,207,075
Central Valley Financing Authority, Cogeneration Project Revenue
  (Carson Ice General Project) 5.70%, 7/1/2003..............................                         2,000,000      2,006,040
Contra Costa County, COP (Merrithew Memorial Hospital Replacement)
  6.20%, 11/1/2001..........................................................                         1,145,000      1,220,020
Daly City, COP, Refunding 5.30%, 6/1/2002 (Insured; MBIA)...................                         1,230,000      1,265,978
East Bay Municipal Utility District, Water Systems Revenue, Refunding:
  6%, 6/1/2004..............................................................                         1,365,000      1,456,223
  6%, 6/1/2005..............................................................                           560,000        593,858
  6.10%, 6/1/2006...........................................................                         2,000,000      2,121,220
Escondido Joint Powers Financing Authority, LR:
  (Escondido Civic Center Project) 6%, 9/1/2005 (Insured; AMBAC)............                         1,400,000      1,510,614
  Refunding (California Center for the Arts) 5.90%, 9/1/2010 (Insured; AMBAC)                        3,440,000      3,579,664

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   MARCH 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
California (continued)
Garden Grove Agency, Community Development, Tax Allocation, Refunding
  (Garden Grove Community Project):
    5.20%, 10/1/2001........................................................                    $    1,225,000  $   1,238,696
    5.30%, 10/1/2002........................................................                         1,285,000      1,302,103
Industry Urban Development Agency, Tax Allocation, Refunding
  (Civic Recreation Project No. 1) 5.40%, 5/1/2002 (Insured; MBIA)..........                         2,500,000      2,577,650
Long Beach, COP (Fleet Services Project) 6.10%, 5/1/2001....................                           500,000        527,230
City of Los Angeles:
  (Judgment Obligation) 5%, 8/1/2002........................................                         3,000,000      3,032,370
  Mortgage, Refunding 5.75%, 7/1/2002 (Insured; MBIA).......................                           745,000        764,236
  Revenue, Harbor Department:
    5%, 8/1/2002............................................................                         3,690,000      3,737,970
    5%, 8/1/2003............................................................                         5,085,000      5,136,867
    6%, 8/1/2006............................................................                         1,320,000      1,385,234
    6%, 8/1/2014............................................................                         6,500,000      6,617,065
  Wastewater System:
    5.90%, 6/1/2003 (Insured; AMBAC)........................................                         1,000,000      1,058,310
    6%, 6/1/2004 (Insured; AMBAC)...........................................                         1,000,000      1,066,830
Los Angeles County, COP:
  (Edmund D. Edelman Children's Court):
    5.80%, 4/1/2001 (Insured; AMBAC)........................................                           500,000        522,530
    6%, 4/1/2003 (Insured; AMBAC)...........................................                           500,000        532,435
  (Marina Del Ray) 5.50%, 7/1/1997..........................................                         5,155,000      5,168,661
Los Angeles County Capital Asset Leasing Corporation, Leasehold Revenue,
Refunding
  5.75%, 12/1/2004 (Insured; AMBAC).........................................                         2,600,000      2,719,340
Los Angeles County Metropolitan Transportation Commission, Sales Tax Revenue,
Refunding
  5.50%, 7/1/2007...........................................................                         3,350,000      3,433,382
Los Angeles County Sanitation Districts Financing Authority, Revenue (Capital
Project)
  5.375%, 10/1/2013 (Insured; MBIA).........................................                         2,625,000      2,549,558
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding:
  5.75%, 7/1/2001 (Insured; FGIC)...........................................                         1,250,000      1,307,025
  6%, 7/1/2004 (Insured; FGIC)..............................................                         2,000,000      2,143,420
Los Angeles Department Water & Power, Electric Plant Revenue, Crossover
Refunding:
  5.70%, 9/1/2011 (Insured; FGIC)...........................................                         3,500,000      3,538,710
  5.75%, 9/1/2013...........................................................                         2,000,000      2,003,860
Los Angeles Multi-Family Revenue (Earthquake Rehabilitation Projects)
  5.65%, 12/1/2025 (Insured; FNMA)..........................................                         10,000,000    10,160,700
Los Angeles Municipal Improvement Corp., Sanitation Equipment Charge Revenue
  5.50%, 2/1/2003 (Insured; FSA)............................................                         5,000,000      5,190,050
Martinez Unified School District, Refunding:
  5.50%, 8/1/2003...........................................................                         1,170,000      1,192,616
  5.75%, 8/1/2004...........................................................                         1,240,000      1,274,794
Metropolitan Water District, Southern California Waterworks, Revenue 5.125%, 7/1/2011                4,000,000      3,847,840

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  MARCH 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______        _______
California (continued)
Northern California Power Agency, Public Power Revenue, Refunding
  (Hydroelectric Power Project) 5.75%, 7/1/2001 (Insured; MBIA).............                    $    1,210,000  $   1,265,200
Oakland, COP, Refunding (Oakland Museum) 6%, 4/1/2012 (Insured; AMBAC)......                         2,500,000      2,549,100
Oakland Redevelopment Agency, Refunding
  (Central District Redevelopment-Senior Tax Allocation):
    5.65%, 2/1/2003 (Insured; AMBAC)........................................                         1,500,000      1,568,355
    5.75%, 2/1/2004 (Insured; AMBAC)........................................                         1,500,000      1,580,730
Orange County Municipal Water District, Water Facilities Corp., Refunding
  (Allen-McColloch Pipeline) 5%, 7/1/2006 (Insured; MBIA)...................                         5,380,000      5,369,724
Port Oakland, Revenue:
  Port 6.10%, 11/1/2003 (Insured; MBIA).....................................                         1,245,000      1,323,248
  Special Facilities (Mitsui O.S.K. Lines Ltd.)
    6.40%, 1/1/2003 (LOC; Industrial Bank of Japan) (a).....................                         1,000,000      1,045,750
Riverside County, Asset Leasing Corp., Leasehold Revenue (Riverside County
Hospital Project)
  5.90%, 6/1/2002...........................................................                         3,000,000      3,035,610
San Bernardino County, COP (West Valley Detention Center)
  5.90%, 11/1/2001 (Insured; MBIA)..........................................                         1,000,000      1,055,030
San Diego County Regional Transportation Commission, Sales Tax Revenue:
  5.50%, 4/1/2005 (Insured; FGIC)...........................................                         6,000,000      6,217,860
  5%, 4/1/2008 (Insured; AMBAC).............................................                         5,000,000      4,923,200
San Diego County Unified School District, COP (Capital Projects, Phase XI) 4.10%, 7/1/2002           2,500,000      2,423,200
San Francisco City and County Airports Commission, International Airport
Revenue:
  Refunding 6.20%, 5/1/2004.................................................                           500,000        538,535
  6.20%, 5/1/2015...........................................................                         1,325,000      1,352,308
San Francisco Unified School District, COP, Refunding 5.70%, 9/1/2003 (Insured; MBIA)                1,000,000      1,042,680
Santa Ana Housing Authority, MFMR (City Garden Apartments) 5.35%, 12/1/2021.                         3,000,000      2,977,440
Southern California Public Power Authority, Refunding:
  Power Project Revenue:
    (Multiple Projects):
      6.75%, 7/1/2012 (Insured; FSA)........................................                         2,000,000      2,263,380
      6.75%, 7/1/2013 (Insured; FSA)........................................                         1,800,000      2,032,200
    (Palo Alto) 6%, 7/1/2003 (Insured; AMBAC)...............................                         2,500,000      2,667,775
  Transmission Project Revenue (Southern Transmission Project) 5.625%, 7/1/2003                      1,800,000      1,879,722
Southern California Rapid Transit District, Revenue
  (Special Benefit Assessment District) 5.75%, 9/1/2005 (Insured; AMBAC)....                         8,750,000      9,235,888
Tri-City Hospital District, Revenue, Refunding 5.375%, 2/15/2007............                         3,615,000      3,679,889
University of California, COP (Various Capital Projects) 5.55%, 9/1/2010....                         6,325,000      6,337,524
U.S. Related_1.0%
Commonwealth of Puerto Rico, Improvement Revenue, Refunding 5.10%, 7/1/2002.                         2,000,000      2,008,060
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $201,739,183)...................                                     $206,199,691
                                                                                                                      =======

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MARCH 31, 1997
                                                                                                    Principal
Short-Term Municipal Investments_1.2%                                                                  Amount          Value
                                                                                                       _______        _______
California Pollution Control Financing Authority, PCR (Pacific Gas and Electric), VRDN
  3.55% (LOC; Bank of America) (a,c) (cost $2,500,000)......................                    $    2,500,000  $   2,500,000
                                                                                                                      _______
TOTAL INVESTMENTS_100.0% (cost $204,239,183)................................                                     $208,699,691
                                                                                                                      =======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FNMA          Federal National Mortgage Association              MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
_____                              ________                       _________________          __________________
AAA                                Aaa                            AAA                               59.5%
AA                                 Aa                             AA                                20.2
A                                  A                              A                                  9.6
BBB                                Baa                            BBB                                2.2
F-1,F-1+                           VMIG1,MIG1,P1                  SP1,A1                             6.1
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      2.4
                                                                                                   ____
                                                                                                   100.0 %
                                                                                                   ====

Notes to Statement of Investments:
    (a) Secured by letter of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                           MARCH 31, 1997
                                                                                                          Cost             Value
                                                                                                        _______           _______
ASSETS:                          Investments in securities_See Statement of Investments            $204,239,183      $208,699,691
                                 Interest receivable........................                                            3,106,521
                                 Prepaid expenses...........................                                               11,233
                                                                                                                          _______

                                                                                                                      211,817,445
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            116,642
                                 Cash overdraft due to Custodian............                                              815,858
                                 Payable for shares of Beneficial Interest redeemed                                        29,237
                                 Accrued expenses and other liabilities.....                                               65,868
                                                                                                                          _______

                                                                                                                        1,027,605
                                                                                                                          _______
NET ASSETS..................................................................                                         $210,789,840
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $214,233,575
                                 Accumulated net realized gain (loss) on investments                                   (7,904,243)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4 .......................                                          4,460,508
                                                                                                                          _______
NET ASSETS..................................................................                                         $210,789,840
                                                                                                                          =======
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                           15,884,758
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                               $13.27
                                                                                                                             ====








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                               YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $11,674,122
EXPENSES:                        Management fee_Note 3(a)...................                     $1,331,246
                                 Shareholder servicing costs_Note 3(b)......                        326,338
                                 Professional fees..........................                         40,382
                                 Trustees' fees and expenses_Note 3(c)......                         37,485
                                 Custodian fees.............................                         23,418
                                 Prospectus and shareholders' reports.......                          7,591
                                 Registration fees..........................                          7,433
                                 Miscellaneous..............................                         35,462
                                                                                                     ______
                                       Total Expenses.......................                      1,809,355
                                 Less_reduction in management fee due to
                                     undertakings_Note 3(a).................                        (80,535)
                                                                                                     ______
                                       Net Expenses.........................                                           1,728,820
                                                                                                                         _______
INVESTMENT INCOME_NET.......................................................                                           9,945,302
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                    $  (500,431)
                                 Net unrealized appreciation (depreciation) on investments          559,461
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                              59,030
                                                                                                                         _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $10,004,332
                                                                                                                         =======










SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended                  Year Ended
                                                                                       March 31, 1997              March 31, 1996
                                                                                          ________                     ________
OPERATIONS:
  Investment income_net..................................................          $     9,945,302               $   11,020,899
  Net realized gain (loss) on investments................................                  (500,431)                    830,021
  Net unrealized appreciation (depreciation) on investments..............                  559,461                    3,856,435
                                                                                          ________                     ________
    Net Increase (Decrease) in Net Assets Resulting from Operations......               10,004,332                   15,707,355
                                                                                          ________                     ________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..................................................              (10,001,261)                 (10,964,940)
                                                                                          ________                     ________
BENEFICIAL INTEREST TRANSACTIONS :
  Net proceeds from shares sold..........................................               34,554,439                  106,772,841
  Dividends reinvested...................................................                7,213,329                    7,738,675
  Cost of shares redeemed................................................              (61,338,340)                (128,845,074)
                                                                                          ________                     ________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (19,570,572)                 (14,333,558)
                                                                                          ________                     ________
      Total Increase (Decrease) in Net Assets............................              (19,567,501)                  (9,591,143)
NET ASSETS:
  Beginning of Period....................................................              230,357,341                  239,948,484
                                                                                          ________                     ________
  End of Period..........................................................            $ 210,789,840                $ 230,357,341
                                                                                          ========                     ========
UNDISTRIBUTED INVESTMENT INCOME_NET......................................                  ___                    $      55,959
                                                                                          ________                     ________
                                                                                           Shares                       Shares
                                                                                          ________                     ________
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................                2,600,853                    7,980,808
  Shares issued for dividends reinvested.................................                  541,459                      578,767
  Shares redeemed........................................................               (4,613,301)                  (9,627,717)
                                                                                          ________                     ________
    Net Increase (Decrease) in Shares Outstanding........................               (1,470,989)                  (1,068,142)
                                                                                          ========                     ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended March 31,
                                                               ______________________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of period.........              $13.27      $13.02      $13.08      $13.32     $ 12.50
                                                                 ____        ____        ____        ____        ____
    Investment Operations:
    Investment income_net........................                 .60         .62         .66         .72         .70
    Net realized and unrealized gain (loss)
      on investments.............................                   _         .25        (.06)       (.24)        .82
                                                                 ____        ____        ____        ____        ____
    Total from Investment Operations.............                 .60         .87         .60         .48        1.52
                                                                 ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income_net.........                (.60)       (.62)       (.66)       (.72)       (.70)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of period...............              $13.27      $13.27      $13.02      $13.08      $13.32
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                4.60%       6.75%       4.76%       3.52%      13.20%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .78%        .65%        .32%        .04%          _
    Ratio of net investment income
      to average net assets......................                4.48%       4.66%       5.13%       5.25%       5.61%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .04%        .14%        .47%        .78%        .99%(2)
    Portfolio Turnover Rate......................               35.79%      41.42%      17.28%       6.32%       6.74%(3)
    Net Assets, end of period (000's Omitted)....           $ 210,790    $230,357    $239,948    $293,363    $160,716
    (1)  From April 20, 1992 (commencement of operations) to March 31, 1993.
    (2)  Annualized.
    (3)  Not annualized.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $7,908,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $2,551,000 of the carryover expires in fiscal 2003, $4,636,000 expires in fiscal 2004 and $721,000 expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on their pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1996 through July 4, 1996, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from July 8, 1996 through March 31, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $80,535 during the period ended March 31, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $176,287 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted $96,926 during the period ended March 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective November 4, 1996, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specific effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended March 31, 1997, redemption fees amounted to $1,280.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997 amounted to $77,144,170 and $88,275,772, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $4,460,508, consisting of $4,955,923 gross unrealized appreciation and $495,415 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
May 2, 1997



IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment-income net during its fiscal year ended March 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.



[Dreyfus lion "d" logo]
Registration Mark
DREYFUS CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            902AR973
[Dreyfus logo]
Registration Mark
California
Intermediate
Municipal
Bond Fund
Annual Report
March 31, 1997